UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 8, 2007

DOLBY LABORATORIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32431	90-0199783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Potrero Avenue

San Francisco, CA 94103-4813

(Address of principal executive offices) (Zip Code)

(415) 558-0200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On November 13, 2007, Dolby Laboratories, Inc., a Delaware corporation (“Dolby” or the “Company”), filed a Current Report on Form 8-K (the “November 8-K”) to report the completion of its acquisition (the “Acquisition”) on November 9, 2007 of Coding Technologies AB (“Coding”), a company incorporated and organized under the laws of Sweden, pursuant to a previously-announced Share Transfer Agreement, dated November 8, 2007, by and among Dolby Laboratories Inc., a California corporation and a wholly-owned subsidiary of the Company, Dolby Sweden Holding AB, a limited liability company organized under the laws of Sweden and an indirect wholly-owned subsidiary of the Company, certain shareholders of Coding, CIMON Investment Managers AB, as a representative of all shareholders of Coding, and U.S. Bank National Association, as escrow agent.

This amendment is being filed to amend and supplement Item 9.01 of the November 8-K to include the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

a. Financial statements of business acquired.

The following financial statements of Coding Technologies AB are filed as Exhibits 99.1 and 99.2 to this amendment and are incorporated in their entirety herein by reference:

Exhibit 99.1

Independent auditors’ report;

Consolidated balance sheet as of December 31, 2006;

Consolidated statement of income for the year ended December 31, 2006;

Consolidated statement of cash flows for the year ended December 31, 2006;

Notes to the 2006 consolidated financial statements.

Exhibit 99.2

Consolidated unaudited balance sheet as of June 30, 2007;

Consolidated unaudited statement of income for the six months ended June 30, 2007 and June 30, 2006;

Consolidated unaudited statement of cash flows for the six months ended June 30, 2007 and June 30, 2006;

Notes to the unaudited financial statements for the six months ended June 30, 2007 and June 30, 2006.

The attached financial statements of Coding Technologies AB have been prepared in accordance with generally accepted accounting principles in Sweden (Swedish GAAP). Those accounting principles differ from generally accepted accounting principles in the United States (US GAAP).

b. Pro forma financial information.

The following pro forma financial information is furnished as Exhibit 99.3:

Exhibit 99.3

Unaudited pro forma condensed combined balance sheet

Unaudited pro forma condensed combined statement of operations

Notes to unaudited pro forma condensed combined financial statements

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d. Exhibits.

Exhibit No.	Description
23.1	Consent of BDO Nordic Stockholm AB.

99.1	Audited balance sheet of Coding Technologies AB as of December 31, 2006 and the related statements of income and cash flows for the year ended December 31, 2006, together with the report thereon of BDO Nordic Stockholm AB.

99.2	Unaudited balance sheet of Coding Technologies AB as of June 30, 2007, and the related statements of income and cash flows for the six-months ended June 30, 2007 and June 30, 2006.

99.3	Unaudited pro forma condensed combined balance sheet of as of September 28, 2007 and the related pro forma condensed combined statements of operations for the fiscal year ended September 28, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLBY LABORATORIES, INC.

By:	/s/ Kevin J. Yeaman
Kevin J. Yeaman
Chief Financial Officer

Date: January 25, 2008

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